X-Square Series Trust N-1A/A

Exhibit 99(poa)

X-SQUARE SERIES TRUST

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, X-SQUARE SERIES TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the Trust and the Board hereby constitutes and appoints Andrew Davalla, JoAnn Strasser, and Michael Wible its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 9th day of March, 2022.

X-SQUARE SERIES TRUST

/s/ Ignacio Canto
Ignacio Canto, President

COMMONWEALTH OF PUERTO RICO	)

) ss:

CITY OF SAN JUAN	)

On the 9th day of March, 2022 before me, the undersigned, personally appeared Ignacio Canto, President of the Trust, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Heriberto J. Burgos
Notary Public

My commission does not expire.

CERTIFICATE

The undersigned, Secretary of X-Square Series Trust, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held February 18, 2022, and is in full force and effect:

WHEREAS, the Trust, a statutory trust organized under the laws of the State of Delaware, periodically files amendments to its Registration Statement with the SEC under the provisions of the 1933 Act and the 1940 Act;

NOW, THEREFORE, BE IT RESOLVED, the Trust and the Board hereby constitutes and appoints Andrew Davalla, JoAnn Strasser, and Michael Wible its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated: March 9, 2022	/s/ Gabriel Medina
Gabriel Medina, Secretary
X-Square Series Trust

X-SQUARE SERIES TRUST

POWER OF ATTORNEY

WHEREAS, X-SQUARE SERIES TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee and the President of the Trust; and

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW DAVALLA, JOANN STRASSER, and MICHAEL WIBLE as attorneys for him and in his name, place and stead, and in his capacity in the Trust, each of them singly, his true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for him and in his name in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, Form N-14 (Combined Proxy Statement and Prospectus) and any supplements or other instruments in connection therewith, and generally to do all such things in his name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. He hereby ratifies and confirms all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of March, 2022.

/s/ Ignacio Canto
Ignacio Canto

COMMONWEALTH OF PUERTO RICO	)

) ss:

COUNTY OF SAN JUAN	)

Before me, a Notary Public, in and for said county and state, personally appeared Ignacio Canto, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 9th day of March, 2022.

/s/ Heriberto J. Burgos Perez

Notary Public

My commission is permanent

X-SQUARE SERIES TRUST

POWER OF ATTORNEY

WHEREAS, X-SQUARE SERIES TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is an Independent Trustee of the Trust; and

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW DAVALLA, JOANN STRASSER, and MICHAEL WIBLE as attorneys for him and in his name, place and stead, and in his capacity in the Trust, each of them singly, his true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for him and in his name in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, Form N-14 (Combined Proxy Statement and Prospectus) and any supplements or other instruments in connection therewith, and generally to do all such things in his name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. He hereby ratifies and confirms all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13 day of April, 2022.

/s/ Luis Roig
Luis Roig

COMMONWEALTH OF PUERTO RICO	)

) ss:

Before me, a Notary Public, in and for said county and state, personally appeared Luis Roig, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 13 day of April, 2022.

/s/ Monica Romero

Notary Public

My commission expires: N/A

X-SQUARE SERIES TRUST

POWER OF ATTORNEY

WHEREAS, X-SQUARE SERIES TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended

WHEREAS, the undersigned is an Independent Trustee of the Trust; and

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW DAVALLA, JOANN STRASSER, and MICHAEL WIBLE as attorneys for her and in her name, place and stead, and in her capacity in the Trust, each of them singly, her true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for her and in her name in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, Form N-14 (Combined Proxy Statement and Prospectus) and any supplements or other instruments in connection therewith, and generally to do all such things in her name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. She hereby ratifies and confirms all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 13th day of April, 2022.

/s/ Denisse Rodriguez
Denisse Rodriguez

COMMONWEALTH OF PUERTO RICO	)

)

COUNTY OF BAYAMON	)

Before me, a Notary Public, in and for said county and state, personally appeared Denisse Rodriguez, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this13th day of April, 2022.

/s/ Jaime Manuel Rosa Malave

Notary Public & Attorney

RUA: 13, 207

My commission expires: Perpetual

X-SQUARE SERIES TRUST

POWER OF ATTORNEY

WHEREAS, X-SQUARE SERIES TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is an Independent Trustee of the Trust; and

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW DAVALLA, JOANN STRASSER, and MICHAEL WIBLE as attorneys for him and in his name, place and stead, and in his capacity in the Trust, each of them singly, his true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for him and in his name in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, Form N-14 (Combined Proxy Statement and Prospectus) and any supplements or other instruments in connection therewith, and generally to do all such things in his name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. He hereby ratifies and confirms all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of March, 2022.

/s/ Ramon E. Ponte
Ramon Ponte

COMMONWEALTH OF PUERTO RICO	)

) ss:

COUNTY OF SAN JUAN	)

Before me, a Notary Public, in and for said county and state, personally appeared Ramon Ponte, known to me to be the persons described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 11th day of March, 2022.

/s/ Ignacio J. Llerena Gutierrez

Notary Public

My commission is for life

X-SQUARE SERIES TRUST

POWER OF ATTORNEY

WHEREAS, X-SQUARE SERIES TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is an Officer and the Treasurer of the Trust; and

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW DAVALLA, JOANN STRASSER, and MICHAEL WIBLE as attorneys for her and in her name, place and stead, and in her capacity in the Trust, each of them singly, her true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for her and in her name in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, Form N-14 (Combined Proxy Statement and Prospectus) and any supplements or other instruments in connection therewith, and generally to do all such things in her name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. She hereby ratifies and confirms all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 20th day of December, 2022.

_/s/ Cristina Perez Cristina Pérez

COMMONWEALTH OF PUERTO RICO	)
) ss:
COUNTY OF SAN JUAN	)

Before me, a Notary Public, in and for said county and commonwealth, personally appeared Cristina Pérez, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 20th day of December, 2022.

/s/ Paola C. Ubinas

Notary Public

My commission expires: N/A